AGREEMENT FOR CONTRIBUTION OF COMMON STOCK AND FOR RESTRICTIONS IN CONNECTION WITH THE DISPOSITION OF COMPANY STOCK OBTAINED IN CONNECTION WITH EQUITY COMPENSATION ARRANGEMENTS

This AGREEMENT (this “Agreement”) is made as of February 11, 2010 by Chris Nicolaidis (“Holder”), in connection with his ownership of shares of common stock, $.001 par value (“Common Stock”), of Socialwise, Inc., a Colorado corporation (the “Company”).

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.

Background.

(a)

Holder is the beneficial owner of 5,250,114 shares of Common Stock designated on the signature page hereto.

(b)

Holder acknowledges that the Company proposes to raise additional capital funding to support and expand its ongoing operations.  Holder understands and agrees that, as a condition to proceeding with the raising of additional capital, the Company and Holder have agreed that Holder shall : 1) surrender to the Company 875,000 shares of common stock held by Holder; and 2) restrict the future selling of the Common Stock of the Company held by the Holder according to the terms and during the period “Restriction Period” outlined herein, except as modified by an action of the Company’s Board of Directors (with Holder abstaining from any such action by the Board of Directors).

2.

Share Restriction.

(a)

The “Restriction Period” shall be from the date of the Agreement through the one year anniversary date that the Holder’s employment with the Company ceases; provided, however, the Restriction Period shall cease upon an offer made to all stockholders of the Company in connection with a merger, consolidation or similar transaction involving the Company (“M & A Transaction”).

(b)

Holder hereby agrees that during the Restriction Period, Holder will not sell or otherwise dispose of during any one calendar year of more than the greater of: 1) 125,000 shares of Common Stock (or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof), or 2) the number of such shares or securities sold over the corresponding period by Jeffrey Hall (the Company’s Vice President of Operations of its California incorporated operating subsidiary Socialwise, Inc.), other than in the event of an M & A Transaction.  Additionally, the Holder agrees to only remove the restrictions from shares eligible to be sold under this Agreement and to restrict all sales allowed hereby to private transactions approved by the Company’s Board of Directors (with Holder abstaining from any such approval by the Board of Directors).

(c)

The term and required exercise period for any options or warrants held by or to be granted to a Holder shall be extended by the length of the Restriction Period.

(d)

Holder further agrees that the Company is authorized to place “stop orders” on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.

(e)

Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into or exchangeable for Common Stock is subject to the provisions of this Agreement.

(f)

Notwithstanding the foregoing restrictions on transfer, Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of Holder, provided that any such transfer shall not involve a disposition for value, or (iii) to a partnership of which Holder is the general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.  For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

3.

Miscellaneous.

(a)

At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

(b)

This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the State of California.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(c)

The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by Holder or to which Holder is subject to by applicable law.

(d)

This Agreement shall be binding upon Holder, its legal representatives, successors and assigns and may not be amended or modified without the consent of the Holder and the Company.

(e)

This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

(f)

The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

(g)

All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (c) on the third business day following the date of mailing pursuant to subpart (a)(ii) above, or upon actual receipt of such mailing, whichever shall first occur.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder and the Company have executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Chris Nicolaidis

Chris Nicolaidis

COMPANY:

Socialwise, Inc.

/s/ Jonathan Shultz, Chief Financial Officer

Jonathan Shultz, Chief Financial Officer